UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 3, 2020

BioCryst Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4505 Emperor Blvd., Suite 200, Durham, North Carolina 27703
(Address of Principal Executive Offices) (Zip Code)

(919) 859-1302
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 8.01. Other Events.

On February 3, 2020, BioCryst Pharmaceuticals, Inc. (the “Company”) that it has submitted a new drug application (“JNDA”) to the Japanese Pharmaceuticals and Medical Devices Agency (“PMDA”) for approval of oral, once daily berotralstat for the prophylactic treatment of hereditary angioedema (“HAE”).

On February 3, 2020, the Company issued a news release announcing the events described in this Item 8.01. A copy of the news release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding future results, performance or achievements. These statements involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and are subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Factors that could cause actual results to differ materially from the forward-looking statements contained herein include, without limitation, the following: the results of our partnership with Torii may not meet our current expectations (including with respect to the receipt or amounts of potential milestone or royalty payments); competitor products may limit the commercial potential of berotralstat in Japan and the amount of any related royalties we would be entitled to receive; there are risks related to our relying on the performance of our partner, particularly with respect to the conduct of commercialization activities in line with our current expectations; there are risks related to government actions, including that decisions and other actions relating to approval, pricing, and exclusivity of berotralstat in Japan may not be taken when expected or at all, or that the outcomes of such decisions and other actions may not be in line with our current expectations; we rely on third-party contract manufacturing organizations to manufacture berotralstat and any failure of such parties to meet their obligations may impair our ability to supply the required amounts of berotralstat to our partner; there are inherent risks related to commercializing drugs, including regulatory, manufacturing and supply risks; development activities for any indication may take longer or may be more expensive than planned; ongoing and future preclinical and clinical development of our HAE drug candidates (including for APeX-S) may not have positive results; we may not be able to enroll the required number of subjects in planned clinical trials; we may not advance human clinical trials as expected (including those for berotralstat); the FDA, EMA, PMDA or other applicable regulatory agency may refuse to review our applications, require additional studies beyond the studies planned for product candidates (including berotralstat), or may not provide regulatory clearances for studies, which could result in delays of planned clinical trials; and applicable regulatory bodies may impose a clinical hold with respect to, or withhold market approval for, product candidates (including berotralstat). Please refer to the documents the Company files periodically with the Securities and Exchange Commission, specifically the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, all of which identify important factors that could cause the actual results to differ materially from those contained in the Company’s projections and forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated February 3, 2020 entitled “BioCryst Submits Japanese New Drug Application for Oral, Once Daily Berotralstat”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioCryst Pharmaceuticals, Inc.

Date: February 3, 2020	By:	/s/ Alane Barnes
Alane Barnes
Senior Vice President and Chief Legal Officer